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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 1997

                       VALUE CITY DEPARTMENT STORES, INC.
             (Exact name of registrant as specified in its charter)

                                      OHIO
                 (State or other jurisdiction of incorporation)

         1-10767                                        NO. 31-1322832
  (Commission File Number)                   (IRS Employer Identification No.)

     3241 WESTERVILLE ROAD, COLUMBUS, OHIO                            43224
   (Address of principal executive offices)                        (Zip Code)

                                 (614) 471-4722
              (Registrant's telephone number, including area code)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 20, 1997, Value City Department Stores, Inc. ("the Registrant") dismissed Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as its independent public accountants. On May 27, 1997, the Registrant engaged Deloitte & Touche LLP ("Deloitte & Touche") as its independent public accountants. The decision to change accountants was not made by the Board of Directors of the Registrant, but was reviewed by, and concurred in, the Registrant's Audit Committee. Schottenstein Stores Corporation ("SSC"), direct owner of approximately 65% of the Registrant's common shares, determined on May 20, 1997 to dismiss Coopers & Lybrand and engage Deloitte & Touche as its independent public accountants. As long as the results of the Registrant are consolidated with those of SSC for financial reporting purposes or the Registrant constitutes a significant subsidiary (as defined in Regulation S-X of the Securities and Exchange Commission) of SSC, the Registrant will engage the same firm of independent public accountants that is engaged by SSC for purposes of auditing the Registrant's financial statements and providing accounting services and advice.

         The report of Coopers & Lybrand on the Registrant's financial statements for fiscal 1995 and 1996 did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended August 3, 1996 and July 29, 1995 and the subsequent interim period immediately preceding the date of this change in accountants, the Registrant had no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Registrant.

         During the fiscal years ended August 3, 1996 and July 29, 1995 and the subsequent interim period immediately preceding the date of the change in accountants, none of the Registrant, nor anyone on behalf of the Registrant, consulted Deloitte & Touche regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or a reportable event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

    (c)   Exhibits.

          The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VALUE CITY DEPARTMENT STORES, INC.
                                        (Registrant)

                              By /s/ ROBERT M. WYSINSKI
                                 ------------------------
                                     Robert M. Wysinski, Senior Vice President,
                                     Chief Financial Officer, Treasurer
                                     And Secretary *

Date: May 21, 1997

______________________________________________________________________________
* Mr. Wysinski is the principal financial officer and has been duly authorized to sign on behalf of the registrant.


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                                 EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------
16.1                                Letter re Change in Certifying Accountant